UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 28, 2005


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-31152                76-0585701
      (State or Other              (Commission            (I.R.S. Employer
      Jurisdiction of              File Number)         Identification Number)
      Incorporation)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 1, Joinder and Consent to Amended and Restated Loan and Security Agreement - Revolving Loans

      On March 29, 2005, Crdentia Corp. (the "Company"), Baker Anderson Christie, Inc. ("Baker"), New Age Staffing, Inc. ("New Age"), Nurses Network, Inc. ("Nurses"), PSR Nurses, Ltd. ("PSR, Ltd."), PSR Nurse Recruiting, Inc. ("PSR Recruiting"), PSR Nurses Holdings Corp. ("PSR Holdings"), CRDE Corp. ("CRDE"), Arizona Home Health Care/Private Duty, Inc. ("AHHC"), Care Pros Staffing, Inc. ("CPS"), HIP Holding, Inc. ("HIP"), Health Industry Professionals, L.LC. ("HIP LLC"), Travmed USA, Inc. ("Travmed"), and Bridge Healthcare Finance, LLC ("Bridge") entered into Amendment No. 1, Joinder and Consent to Amended and Restated Loan and Security Agreement - Revolving Loans (the "Amendment No. 1"). Baker, New Age, Nurses, PSR Recruiting, PSR Holdings and CRDE are wholly-owned subsidiaries of the Company. PSR Recruiting is the sole general partner of PSR, Ltd. and PSR Recruiting is the sole limited partner of PSR, Ltd. AHHC, CPS, HIP and Travmed are wholly-owned subsidiaries of CRDE. HIP is the sole member of HIP LLC.
Baker, New Age, Nurses, PSR, Ltd., PSR Recruiting, PSR Holdings, CRDE, AHHC, CPS, HIP, HIP LLC and Travmed are sometimes collectively referred to herein as the "Crdentia Subsidiaries."

      The Amendment No. 1 reduces the maximum loan amount available under the Amended and Restated Loan and Security Agreement - Revolving Loans, entered on November 30, 2004 (but effective as of August 31, 2004) by and between Crdentia, Baker, New Age, Nurses, PSR, Ltd., PSR Recruiting, PSR Holdings, CRDE, AHHC and Care Pros, from $15 million to $10 million. The Amendment No. 1 is filed with this report on Form 8-K as Exhibit 10.28.

      In connection with Amendment No. 1, the Company and the Crdentia Subsidiaries executed an Amended and Restated Revolving Note, in the maximum principal amount of $10,000,000, in favor of BHF (the "Revolving Note"). The Revolving Note includes events of default (with grace periods, as applicable) and provides that, upon the occurrence of certain events of default, payment of all amounts payable under the Revolving Note may be accelerated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Revolving Note shall automatically become immediately due and payable. The Revolving Note is filed with this report on Form 8-K as Exhibit 4.19.

      The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to (i) the Amendment No. 1 filed as Exhibit 10.28 to this report on Form 8-K and (ii) the Revolving Note filed as Exhibit 4.19 to this report on Form 8-K.

Amendment No. 2, Joinder and Consent to Loan and Security Agreement - Term Loan

      On March 29, 2005, the Company, the Crdentia Subsidiaries and Bridge Opportunity Finance, LLC ("BOF") entered into an Amendment No. 2, Joinder and Consent to Loan and Security Agreement - Term Loan (the "Amendment No. 2").

      Among other things, the Amendment No. 2 adds HIP, HIP LLC and Travmed as parties to the Loan and Security Agreement - Term Loan, entered on August 31, 2004 by and between BOF, the Company, Baker, New Age, Nurses, PSR, Ltd., PSR Recruiting, PSR Holdings, CRDE, AHHC and CPS. The Amendment No. 2 is filed with this report on Form 8-K as Exhibit 10.29.

      In connection with Amendment No. 2, the Company and the Crdentia Subsidiaries executed an Amended and Restated Term Note, in the maximum principal amount of $10,000,000, in favor of BOF (the "Term Note"). The Term
Note includes events of default (with grace periods, as applicable) and provides that, upon the occurrence of certain events of default, payment of all amounts payable under the Term Note may be accelerated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Term Note shall automatically become immediately due and payable. The Term Note is filed with this report on Form 8-K as Exhibit 4.20.

      The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to (i) the Amendment No. 1 filed as Exhibit 10.28 to this report on Form 8-K and (ii) the Term Note filed as Exhibit 4.20 to this report on Form 8-K.

Travmed Agreement

      On March 28, 2005, the Company, CRDE, Travmed Acquisition Corporation, Travmed and the shareholders of Travmed entered into an Agreement and Plan of Reorganization (the "Travmed Agreement"). The Travmed Agreement provides that upon the Effective Time (as defined therein) Travmed Acquisition Corporation shall be merged with and into Travmed. The merger was completed on March 29, 2005 and is described in further detail below in Item 2.01, Completion of Acquisition or Disposition of Assets - Travmed. The Travmed Agreement is filed with this report on Form 8-K as Exhibit 10.30.

      The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to the Travmed Agreement filed as Exhibit 10.30 to this report on Form 8-K.

HIP Agreement

      On March 28, 2005, the Company, HIP Acquisition Corporation, HIP and the shareholders of HIP entered into an Agreement and Plan of Reorganization (the "HIP Agreement"). The HIP Agreement provides that upon the Effective Time (as defined therein) HIP shall be merged with and into HIP Acquisition Corporation. The merger was completed on March 29, 2005 and is described in further detail below in Item 2.01, Completion of Acquisition or Disposition of Assets - HIP. The HIP Agreement is filed with this report on Form 8-K as Exhibit 10.31.

      The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to the HIP Agreement filed as
Exhibit 10.31 to this report on Form 8-K.

Issuance of Series C Preferred Stock and Entry into Letter Agreement

      As described in further detail below under Item 3.02, Unregistered Sales of Equity Securities, on August 31, 2004 the Company issued 108,334 shares of Series C Preferred Stock to MedCap Partners L.P. ("MedCap") pursuant to the exercise of outstanding warrants. C. Fred Toney, a member of the Company's Board of Directors, is the managing member of MedCap Management & Research LLC, the general partner of MedCap. In connection with the Company's issuance of the shares of Series C Preferred Stock, the Company entered into a letter agreement (the "Letter Agreement") with MedCap pursuant to which MedCap was granted certain registration and other rights. The Letter Agreement is filed with this report on Form 8-K as Exhibit 4.16.

      The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to the Letter Agreement filed as Exhibit 4.16 to this report on Form 8-K.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Travmed

      On March 29, 2005, the Company, CRDE, Travmed Acquisition Corporation, Travmed and the shareholders of Travmed completed the merger of Travmed Acquisition Corporation with and into Travmed pursuant to the terms of the Travmed Agreement.

      In connection with the merger, all outstanding shares of capital stock of Travmed were converted into the right to receive a ratable portion of the merger consideration. The aggregate merger consideration consisted of (i) $3,215,490 in cash, which amount was paid equally among the shareholders of Travmed at closing, and (ii) $3,215,490 in convertible subordinated promissory notes. The Company funded the cash portion of the merger consideration pursuant to the issuance of shares of Series C Preferred Stock pursuant to the exercise of outstanding warrants described below under Item 3.02, Unregistered Sales of Equity Securities. The consideration for and the other terms and conditions of the merger were determined by arms-length negotiations between the Company and Travmed.

      In addition, the Travmed Agreement provides that the Company shall issue shares of common stock to the shareholders of Travmed in the event that (i) the revenue generated from the operations of Travmed during the twelve (12) month period ended March 31, 2006 exceeds the revenue generated during the twelve (12) month period ended March 31, 2005, and (ii) the revenue generated from the operations of Travmed during the twelve (12) month period ended March 31, 2007 exceeds the revenue generated during the twelve (12) month period ended March 31, 2006. Pursuant to the Travmed Agreement, the Company and the shareholders of Travmed agreed to enter into a Registration Rights Agreement related to such shares. The Registration Rights Agreement is filed with this Report on Form 8-K as Exhibit 4.17.

      On March 29, 2005, the Company issued a press release regarding the closing of the merger which is attached as Exhibit 99.1 to this report.

HIP

      On March 29, 2005, the Company, HIP Acquisition Corporation, HIP and the shareholders of HIP completed the merger of HIP with and into HIP Acquisition Corporation pursuant to the terms of the HIP Agreement.

      In connection with the merger, all outstanding shares of capital stock of HIP were converted into the right to receive a ratable portion of the merger consideration. The aggregate merger consideration consisted of (i) $1,350,900 in cash, which amount was paid equally among the shareholders of HIP at closing, and (ii) $2,601,600 in common stock of the Company, which amount was distributed equally among the shareholders of HIP at closing (such issuance is described in further detail below under Item 3.02, Unregistered Sales of Equity Securities). The Company funded the cash portion of the merger consideration pursuant to the issuance of shares of Series C Preferred Stock pursuant to the exercise of outstanding warrants described below under Item 3.02, Unregistered Sales of Equity Securities. The consideration for and the other terms and conditions of the merger were determined by arms-length negotiations between the Company and HIP.

      On March 30, 2005, the Company issued a press release regarding the closing of the merger which is attached as Exhibit 99.2 to this report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Travmed Convertible Subordinated Promissory Notes

      Pursuant to the Travmed Agreement referenced above in Item 1.01 and Item 2.01, on March 29, 2005 the Company issued $3,215,490 in aggregate principal amount of convertible subordinated promissory notes to the shareholders of Travmed. Interest accrues under the notes at a rate equal to 7.75% per annum. The notes provide for (i) monthly payments of accrued interest beginning in April 2005 and ending in September 2005, and (ii) monthly payments of amortized principal plus accrued interest beginning in October 2005 and ending in March 2008. The outstanding principal under the notes may be converted at any time into shares of the Company's common Stock at a conversion price of $2.06 per share. The notes include events of default (with grace periods, as applicable) and provide that, upon the occurrence of certain events of default, payment of all amounts payable under the notes may be accelerated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the notes shall automatically become immediately due and payable. The form of convertible subordinated promissory note is filed with this report on Form 8-K as Exhibit 4.18.

      The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to the form of convertible subordinated promissory note filed as Exhibit 4.18 to this report on Form 8-K.

Amendment No. 1

      As described in further detail above Item 1.01, Entry into a Material Definitive Agreement, on March 29, 2005 the Company and the Crdentia Subsidiaries entered into Amendment No. 1 with BHF and executed the Revolving
Note in favor of BHF. The disclosures made above regarding Amendment No. 1 and the Revolving Note are incorporated herein to the extent applicable.

Amendment No. 2

      As described in further detail above Item 1.01, Entry into a Material Definitive Agreement, on March 29, 2005 the Company and the Crdentia Subsidiaries entered into Amendment No. 2 with BOF and executed the Term Note in favor of BOF. The disclosures made above regarding Amendment No. 2 and the Term Note are incorporated herein to the extent applicable.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

Series C Preferred Stock

      In connection with the exercise of outstanding warrants to purchase shares of Series C Preferred Stock, on March 29, 2005, the Company issued 108,334 shares of Series C Preferred Stock at a cash price per share of $60.00 to MedCap. The consideration for such shares of Series C Preferred Stock consisted of cash in the amount of $5,034,998.90 and the termination of outstanding notes issued by the Company to MedCap with an outstanding principal amount of $1,450,000 and accrued and unpaid interest of $15,041.10.

      The shares of Series C Preferred Stock issued on March 29, 2005 are initially convertible into 10,833,400 shares of the Company's Common Stock. The rights, preferences and privileges of the Series C Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights of Series C Preferred Stock, a copy of which was filed as Exhibit 4.1 to the report on Form 8-K filed by the Company on September 7, 2004.

      As described in further detail above under Item 1.01, Entry Into a Material Definitive Agreement, the Company entered into the Letter Agreement in connection with the March 29, 2005 issuance of Series C Preferred Stock to MedCap.

Issuance of Common Stock Pursuant to HIP Agreement.

      Pursuant to the HIP Agreement referenced above in Item 1.01 and Item 2.01, on March 29, 2005 the Company issued 1,283,684 shares of common stock to the shareholders of HIP.

Exemption from Registration

      The shares of Series C Preferred Stock (including any shares of capital stock issuable upon conversion of such shares) and the shares of Common Stock issued to the shareholders of HIP, were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933. The issuances were made without general solicitation or advertising.

ITEM 8.01   OTHER EVENTS

      Effective as of March 29, 2005, the Company issued (i) 1,250,000 shares of Common Stock in connection with the automatic conversion of 3,750,000 shares of Series B Preferred Stock; and (ii) 9,304,000 shares of Common Stock in connection with the automatic conversion of 93,040 shares of Series B-1 Preferred Stock. All such conversions were effected pursuant to the provisions of the Company's Amended and Restated Certificate of Incorporation and the Certificate of Designations, Preferences and Rights of each respective series of Preferred Stock.

      In connection with the conversions described above, (i) 1,250,000 shares of Common Stock were issued to MedCap, and (ii) 416,600 shares of Common Stock were issued to James D. Durham, the Company's Chairman and Chief Executive Officer.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

      The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed on a report on Form 8-K/A as soon as practicable, but in no event later than 71 calendar days from the date this initial report on Form 8-K was required to be filed.

      (b) Pro Forma Financial Information.

      The pro forma financial information required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed on a report on Form 8-K/A as soon as practicable, but in no event later than 71 calendar days from the date this initial report on Form 8-K was required to be filed.

      (c)   Exhibits.

      EXHIBIT NO. DESCRIPTION
      ----------- --------------------------------------------------------------
      4.16        Letter Agreement dated March 29, 2005 by and among
                  Crdentia Corp. and MedCap Partners L.P.

      4.17 Registration Rights Agreement by and among Crdentia Corp. and the shareholders of Travmed USA, Inc.

      4.18        Form of Convertible Subordinated Promissory Note

      4.19 Amended and Restated Revolving Note, in the maximum principal amount of $10,000,000, dated March 29, 2005, executed by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., and Travmed USA, Inc. in favor of Bridge Healthcare Finance, LLC.

      4.20 Amended and Restated Term Note, in the maximum principal amount of $10,000,000, dated March 29, 2005, executed by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., and Travmed USA, Inc. in favor of Bridge Opportunity Finance, LLC.

      10.28 Amendment No. 1, Joinder and Consent to Amended and Restated Loan and Security Agreement - Revolving Loans, dated March 29, 2005 by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA,

                  Inc. and Bridge Healthcare Finance, LLC.

      10.29 Amendment No. 2, Joinder and Consent to Loan and Security Agreement - Term Loan, dated March 29, 2005 by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc. and Bridge Opportunity Finance, LLC.

      10.30 Agreement and Plan of Reorganization, dated as of March 28, 2005, by and among Crdentia Corp., CRDE Corp., Travmed Acquisition Corporation, Travmed USA, Inc. and the shareholders of Travmed USA, Inc. Certain schedules and exhibits referenced in the Agreement and Plan of Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-B. A copy of the omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

      10.31 Agreement and Plan of Reorganization, dated as of March 28, 2005, by and among Crdentia Corp., HIP Acquisition Corporation, HIP Holding, Inc. and the shareholders of HIP Holding, Inc. Certain schedules and exhibits referenced in the Agreement and Plan of Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-B. A copy of the omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

      99.1        Press Release of Crdentia Corp. dated March 29, 2005.

      99.2        Press Release of Crdentia Corp. dated March 30, 2005.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CRDENTIA CORP.


April 1, 2005                       By:        /s/ James D. Durham
                                         -------------------------------
                                                James D. Durham
                                            Chief Executive Officer

                                EXHIBIT INDEX


      EXHIBIT NO. DESCRIPTION
      ----------- --------------------------------------------------------------
      4.16 Letter Agreement dated March 29, 2005 by and among Crdentia Corp. and MedCap Partners L.P.

      4.17 Registration Rights Agreement by and among Crdentia Corp. and the shareholders of Travmed USA, Inc.

      4.18        Form of Convertible Subordinated Promissory Note

      4.19 Amended and Restated Revolving Note, in the maximum principal amount of $10,000,000, dated March 29, 2005, executed by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., and Travmed USA, Inc. in favor of Bridge Healthcare Finance, LLC.

      4.20 Amended and Restated Term Note, in the maximum principal amount of $10,000,000, dated March 29, 2005, executed by Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., and Travmed USA, Inc. in favor of Bridge Opportunity Finance, LLC.

      10.28 Amendment No. 1, Joinder and Consent to Amended and Restated Loan and Security Agreement - Revolving Loans, dated March 29, 2005 by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc. and Bridge Healthcare Finance, LLC.

      10.29 Amendment No. 2, Joinder and Consent to Loan and Security Agreement - Term Loan, dated March 29, 2005 by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc., HIP Holding, Inc., Health Industry Professionals, L.L.C., Travmed USA, Inc. and Bridge Opportunity Finance, LLC.

      10.30 Agreement and Plan of Reorganization, dated as of March 28, 2005, by and among Crdentia Corp., CRDE Corp., Travmed Acquisition Corporation, Travmed USA, Inc. and the shareholders of Travmed USA, Inc. Certain schedules and exhibits referenced in the Agreement and Plan of Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-B. A copy of the omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

      10.31 Agreement and Plan of Reorganization, dated as of March 28, 2005, by and among Crdentia Corp., HIP Acquisition Corporation, HIP Holding, Inc. and the shareholders of HIP Holding, Inc. Certain schedules and exhibits referenced in the Agreement and Plan of Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-B. A copy of the omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

      99.1        Press Release of Crdentia Corp. dated March 29, 2005.

      99.2        Press Release of Crdentia Corp. dated March 30, 2005.